Exhibit 10.1

SECOND AMENDMENT TO

COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Second Amendment to the Commercial Outsourcing Services Agreement (this “Amendment”) is between AMAG Pharmaceuticals, Inc. (the “Company”) and Integrated Commercialization Solutions, Inc. (“ICS”).  This Amendment is effective as of December 1, 2011 (the “Amendment Effective Date”).

RECITALS

A.           The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated October 29, 2008, as amended by the First Amendment dated April 14, 2011 (collectively, the “Agreement”);

B.             Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

C.             The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.               Defined Terms.  Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement.  If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.               New Section 3.4.  A new Section 3.4 is added to the Agreement as follows:

3.4.          Consumer Price Index Changes.  The fees set forth on Schedule B that are expressed in dollars (but not percentages) shall be adjusted annually to reflect increases in the Consumer Price Index for All Urban Consumers, U.S. City Average, for Merchant Wholesalers, nondurable goods, published by the United States Department of Labor on its website at http://www.bls.gov/cpi (the “CPI-U”).  The adjustment shall be effective on the first day of the month following the publication by the United States Department of Labor after each one year anniversary of the Effective Date and shall not exceed [***] percent ([***]%).  By way of example only, if the Effective Date is January 1, 2011, the adjustment would effective on February 1, 2012 following publication of the CPI-U on or about January 15, 2012.  Each of the fees set forth on Schedule B shall be multiplied by the percent increase in the CPI-U, Merchant Wholesalers, nondurable goods during each prior twelve-month period (for purposes of such calculation, the fees shall be the fees set forth on a revised Schedule B provided to the Company on an annual basis).  An example

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of the calculation of the increase is set forth on Schedule J.  If publication of the CPI-U ceases, or if the CPI-U otherwise becomes unavailable or is altered in such a way as to be unusable, the parties shall agree on the use of an appropriate substitute index published by the Bureau or any successor agency.

3.               Term.  Section 4.1 of the Agreement is deleted in its entirety and replaced with the following:

Term.  This Agreement will be effective as of the Effective Date and will continue until January 31, 2014 (the “Term”), unless sooner terminated.  The Term may be extended upon written mutual agreement of the parties, such extension to be negotiated in good faith six (6) months prior to the expiration of the Term.

4.               Schedule B.  The parties agree that Schedule B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Schedule B.

5.               Schedule J.  The parties agree that attached Schedule J to the Agreement is hereby added to this Agreement.

6.               No Other Changes.  Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.		AMAG Pharmaceuticals, Inc.

By:	/s/ Doug Cook	By:	/s/ Frank Thomas

Name:	Doug Cook	Name:	Frank Thomas

Title:	VP, General Manager	Title:	CEO

SCHEDULE B

SUMMARY OF FEES

Assumptions:

•                  AMAG will ship to wholesalers, specialty distributors, large clinics and hospitals and specialty pharmacies

•                 852/867 Reporting included in Monthly Management Fee for ABC, McKesson and Cardinal.  Any additional reporting may require additional management and development fees

•                 Standard operation procedures will be followed for all processes.  If any custom work instructions are required, the fees listed may be impacted

Fee	Amount	Description
3PL Services
Monthly Management Fee
Customer Service Warehouse & Distribution Returns Management Finance Contract & Chargeback Management Information Technology & Reporting 852/867 Reporting — ABC, MCK, CAH	$[***]/month

Address customer inquiries as AMAG

Manage Customer Relationship

Account Set Up

License Verification

Order Processing

Returns

Product Inquiries

Inventory pick, pack and ship from ICS distribution center

AMAG-Branded Packing Slips

Daily Cycle Counts

One Physical Inventory Count per annum

Inventory Management

Invoicing as AMAG

Establish Credit Limits

Process Returns

Call Triage

Accounts Receivable Management

Collections

Maintenance of government and non-government reports

Process chargeback requests from wholesalers

Debit memo processing

Reconciliation reporting

Maintenance of AMAG specific DataMart and web reporting tool

Maintenance of Crystal Enterprise for web reporting

Future upgrades to ICS’ software

Includes two licenses to Crystal Enterprise reporting tool

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fee	Amount	Description
Dual Distribution/disaster recovery from Reno Facility	$[***]/month	Management fee for dual distribution and/or disaster recovery from the Reno Facility
Customer Service Fees
Order Processing Fee	$[***]/order MANUAL

Order is defined as a shipment to a unique address that leaves the distribution center, regardless of the number of cartons or packages that constitute that shipment and/or the number of inbound requests for said Order.

	$[***]/order EDI	Electronic orders are those that are imported into the system automatically without manual intervention from customer service.
Customer Setup Fee	$[***]/account	Assessed for every new account setup completed for an authorized AMAG customer. This includes license receipt and verification after initial launch setup.
Drop Shipment Surcharge	$[***]/order

Assessed in addition to Per Order fees outlined above, when drop shipments are requested. Drop Shipments are defined as shipments that are shipped directly to an end customer of the wholesaler, and invoiced directly to the wholesaler.

Allocation Fee	$[***]/week

Order allocations encompass any inbound orders to ICS that needs to have original conditions revised and/or altered (i.e. manual intervention) as opposed to allowing the order to automatically flow through the order process system. An example of an allocation would be a backorder situation.

Rush Order	$[***]/order	Orders that are received and processed between 3pm and 5pm Eastern Time, at the request of the AMAG.
Emergency Order	$[***]/order

Emergency shipments are defined as any order received outside of scheduled working hours (currently M-F 8am to 5pm Eastern Time) requiring ICS staff to return to the ICS facility to process the order within the same day.

International Order	$[***]/order	Fee applied in addition to any order processing fees.
Warehouse & Distribution Fees
Product Storage	$[***]/pallet (ambient/marketing materials)	Monthly fee for controlled room temperature pallet storage.
	$[***]/pallet (premium ambient/marketing materials storage	Monthly fee for controlled room temperature pallet storage in Reno.
Order Processing Fees	$[***]/order

Order is defined as a shipment to a unique address that leaves the distribution center, regardless of the number of cartons or packages that constitute that shipment and/or the number of inbound requests for said Order.

	$[***]/unit	This fee is in addition to the per order fee for each additional unit that is shipped in the order.
Hazardous Material Fee	$[***]/order	Fee in addition to the per order fee for each order that requires hazardous shipping documentation.
Case Break Fee	$[***]/order	Fee in addition to the per order fee for each order shipped at the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fee	Amount	Description
Bulk Shipment Fee	$[***]/case	vial/bottle level. Bulk shipments incur an additional surcharge per case.
Packing Supplies	[***]	Any packing materials that ICS must provide for the AMAG to ship Commercial and Non-Commercial Products.
Freight	[***]	ICS will share AmerisourceBergen Corporation (ABC) discounted rates with AMAG with a mark-up of 10%.
Finance
Invoice Processing	$[***]/invoice	Fee for sending invoice (electronic or paper) to customer, collection efforts and cash posting.
Credit/Rebill Transactions	$[***]/each	Any AMAG requested credit or rebill transactions keyed in the system.
Credit Verification Reports — Dun & Bradstreet	$[***]/report	Any AMAG requested credit report. Dun & Bradstreet (D&B) typically tracks information for corporate customers.
Credit Verification Reports — Experian	$[***]/report	Any AMAG requested credit report. Experian typically tracks information for individual customers such as physicians.
Returns Management
RGA Initiation	$[***]/RGA	RGA: Returned Goods Authorization. Fee for processing return request from customer and sending the customer an RGA.
Return Processing	$[***]/unit	Receipt of physical return at the distribution center. Fee includes itemizing contents of the return
Return Processing	$[***]/line	Fee applied in addition to Return Processing fee for handling and counting additional lines.
Returns Storage	$[***]/pallet	Monthly fee for controlled room temperature pallet storage.
Contract and Chargeback Management
Chargeback Processing — Manual	$[***]/line

Each SKU is considered a line. If customers cannot send information electronically, they will mail information for manual processing. ICS and Customer must have copies of contracts in order to process chargebacks without manual intervention.

Chargeback Processing — Electronic	$[***]/line	Each SKU is considered a line. Customers will typically send chargebacks electronically according to HDMA standards.
Information Technology and Reporting
Custom Reports	$[***]/hour	Fee for reports created that are not part of the standard reports provided by ICS. Hourly report creation fees assessed for initial report creation but not thereafter for running the same report.
Custom Development Services	$[***]/hour	Fee for customized processes developed at the request of AMAG. Hourly fees will be assessed and approved by AMAG before development work is to begin.
Additional Fees
Product Destruction	[***]	Destruction of product per AMAG’s request and instruction.
FedEx/UPS/Postage Expenses	[***]	Freight expenses for shipments of documents or any other shipments related to daily operations on behalf of AMAG.
Pre-Approved Assessorial Labor Charge - Warehouse	$[***]/hour	This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fee	Amount	Description
	$[***]/hour overtime	Agreement. AMAG must provide prior approval before assessorial labor takes place.
Pre-Approved Assessorial Labor Charge — Office Staff	$[***]/hour

This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services Agreement. AMAG must provide prior approval before assessorial labor takes place.

Pre-Approved Assessorial Labor Charge — QC, Management	$[***]/hour

This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services Agreement. AMAG must provide prior approval before assessorial labor takes place.

ICS Travel	[***]	This is for AMAG requested travel. AMAG must provide prior approval before travel takes place.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE J

EXAMPLE OF PRICE ADJUSTMENT CALCULATION

Effective Date:	January 1, 2011
CPI-U for “Merchant Wholesaler, nondurable goods”	January 2009: [***]
CPI-U for “Merchant Wholesaler, nondurable goods”	January 2010: [***]
(published on or about January 15, 2012)

Change in CPI-U:	[***]
Percentage change in CPI-U:	[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.